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                                                                    EXHIBIT 23.5

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the use in the Prospectus constituting part of this Amendment No. 2 to the Registration Statement on Form S-4 of Booth Creek Ski Holdings, Inc. of our report dated June 20, 1997 relating to the financial statements of Loon Mountain Recreation Corporation, which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.


                                          PRICE WATERHOUSE LLP

Hartford, Connecticut

June 5, 1998